SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   April 14, 2004
                                                  ------------------------

                          BestNet Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                        001-15482                86-1006416
 ---------------------------    ----------------------     --------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
                --------------------------------------   --------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   --------------

ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. announces record second quarter revenue for fiscal year 2004. BestNet Communications has seen continued revenue growth for the past five fiscal quarters.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     (a) BestNet Communications Corp. releases results of operations for the second quarter of fiscal 2004.

 Exhibits           Title

   99 Press release, issued by BestNet Communications Corporation Dated April 14, 2004

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BestNet Communications Corporation


                                         By:  /s/  Robert A. Blanchard
                                            --------------------------------
                                                   Robert A. Blanchard
                                                   Chief Executive Officer

                                         By:  /s/  Michael A. Kramarz
                                            --------------------------
                                                   Michael A. Kramarz
                                                   Principal Accounting Officer




      Date:  April 19, 2004



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


                            BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                                CONDENSED CONSOLIDATED BALANCE SHEETS



                                                                      February 29,    August 31,
                                               ASSETS                     2004           2003
                                               ------                ------------    ------------
                                                                       (UNAUDITED)
Current Assets:

   Cash and cash equivalents                                          $     21,320    $    226,559
   Accounts receivable, less allowance of
      $3,300 and $1,386                                                     82,230          74,360
   Prepaid expenses and other current assets                                72,200          49,080
                                                                      ------------    ------------
      Total current assets                                                 175,750         349,999

Property and equipment, net of accumulated
   depreciation of $3,462,048 and $3,142,251                               626,635         909,713
License fee, net of accumulated amortization
   of $6,003,423, and $5,312,368                                         3,671,345       4,362,400
Deposits and other assets                                                   53,709          97,038
                                                                      ------------    ------------

          Total assets                                                $  4,527,439    $  5,719,150
                                                                      ============    ============

                                LIABILITIES AND STOCKHOLDER'S EQUITY
                                ------------------------------------


                                             LIABILITIES

Current Liabilities:
   Capital lease obligations, current portion                         $      4,416    $      5,614
   Notes payable, net of discount of $301,554 and $75,248                  204,469         589,752
   Note payable to related party                                            60,000            --
   Convertible note payable to related party, net of discount of             3,908            --
     $21,448 and $0
   Accounts payable and accrued expenses                                   270,946         290,535
   Accounts payable to related parties                                       9,000            --
   Deferred revenue                                                         15,929          15,734
                                                                      ------------    ------------
      Total current liabilities                                            568,668         901,635

Long-Term Liabilities:
   Capital lease obligations, long-term portion                              5,612           7,331
                                                                      ------------    ------------
      Total long-term liabilities                                            5,612           7,331
                                                                      ------------    ------------

          Total liabilities                                                574,280         908,966
                                                                      ------------    ------------



                     STOCKHOLDERS EQUITY

Preferred stock, par value $.001 per share; 10,000,000 shares authorized;
   3,563,593 and 3,563,593 shares issued and outstanding at
       February 29, 2004 and August 31, 2003                                 3,563           3,563
Common stock, par value $.001 per share; 100,000,000 shares
       authorized;
   31,952,415 issued and 30,052,415 outstanding at February 29,
       2004; and
   29,948,104 shares issued and 28,048,104 shares outstanding
       at August 31, 2003                                                   31,952          29,948
Additional paid-in capital                                              35,668,360      34,273,690
Accumulated deficit                                                    (30,838,716)    (28,585,017)
                                                                      ------------    ------------

                                                                                         4,865,159
                                                                                         5,722,184
Less treasury stock, 1,900,000 common shares, at cost                     (912,000)       (912,000)
                                                                      ------------    ------------

          Total stockholders' equity                                     3,953,159       4,810,184
                                                                      ------------    ------------

          Total liabilities and stockholders' equity                  $  4,527,439    $  5,719,150
                                                                      ============    ============


               See accompanying notes to condensed consolidated financial statements.

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



                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
       FOR THE THREE MONTHS ENDED FEBRUARY 29, 2004 AND FEBRUARY 28, 2003



                                                          2004           2003
                                                          ----           ----
                                                      (UNAUDITED)     (UNAUDITED)
Revenues                                             $    552,477    $    316,628
                                                     ------------    ------------

Expenses:
   Cost of revenues (exclusive of depreciation and
      amortization shown separately below)                363,394         280,031
   General and administrative expenses                    410,931         484,763
   Depreciation and amortization                          506,473         557,763
                                                     ------------    ------------
          Total expenses                                1,280,798       1,322,557
                                                     ------------    ------------

          Loss from operations                           (728,321)     (1,005,929)
                                                     ------------    ------------

Other income (expense):
   Interest income                                             55             700
   Interest and finance charges                          (159,016)       (211,737)
   Other income (expense)                                  (1,465)          2,593
                                                     ------------    ------------

          Total other expense                            (160,426)       (208,444)
                                                     ------------    ------------

          Loss available to common shareholders      $   (888,747)   $ (1,214,373)
                                                     ============    ============

Loss per common share, basic and diluted             $       (.03)   $       (.06)
                                                     ------------    ------------

Weighted average number of shares outstanding,
   basic and diluted                                   29,622,415      19,200,663
                                                     ============    ============


     See accompanying notes to condensed consolidated financial statements.


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



                                 BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE THREE MONTHS ENDED FEBRUARY 29, 2004 AND FEBRUARY 28, 2003



                                                                                      2004            2003
                                                                                      ----            ----
                                                                                  (UNAUDITED)    (UNAUDITED)
Operating activities:
   Loss from operations                                                           $  (888,747)   $(1,214,373)

Adjustments to reconcile net loss to net cash used in operating activities:

   Depreciation and amortization                                                      506,473        557,763
   Non-cash transactions                                                              227,818        239,024
   Changes in assets and liabilities:
      Accounts receivable                                                              (2,107)        11,594
      Prepaid expenses and other current assets                                        20,633        (30,191)
      Deposits and other assets                                                            73         43,593
      Accounts payable and accrued expenses                                           (54,819)        92,589
      Deferred revenue                                                                    (40)        (1,237)
                                                                                  -----------    -----------

          Net cash used in operating activities                                      (190,716)      (301,238)
                                                                                  -----------    -----------

Investing activities:
   Purchase of property and equipment                                                 (18,718)       (23,355)
   Cash received for certificate of deposit                                              --             --
                                                                                  -----------    -----------

          Net cash used in investing activities                                       (18,718)       (23,355)
                                                                                  -----------    -----------

Financing activities:
   Proceeds from issuance of notes payable                                            135,000        150,000
   Repayment of notes payable                                                         (27,186)       (21,025)
   Principal payments on capital lease obligation                                      (1,479)          --
   Proceeds from the sale of common stock                                                --             --
                                                                                  -----------    -----------

          Net cash provided by (used in) financing activities                         106,335        128,975
                                                                                  -----------    -----------

          Net decrease in cash                                                       (103,099)      (195,618)

Cash and cash equivalents, beginning of period                                        124,419        332,140
                                                                                  -----------    -----------

Cash and cash equivalents, end of period                                          $    21,320    $   136,522
                                                                                  ===========    ===========


                    See accompanying notes to condensed consolidated financial statements.

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